Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2018
August 22, 2018
Harbor Diversified International All Cap Fund
Effective August 22, 2018, Harbor Capital Advisors, Inc., the investment adviser to Harbor Diversified International All Cap Fund (the “Fund”), has contractually agreed to further reduce the operating expenses of the Fund, excluding interest expense, if any, to 0.80%, 0.72%, 1.05%, and 1.17% for the Institutional Class, Retirement, Administrative Class, and Investor Class, respectively. This expense limitation agreement is effective through February 29, 2020.
Effective August 22, 2018, the section under “Fund Summary – Harbor Diversified International All Cap Fund” titled “Fees and Expenses of the Fund” in the Prospectus is deleted and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and Services (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2]	0.18%	0.10%	0.18%	0.30%
Total Annual Fund Operating Expenses[2]	0.93%	0.85%	1.18%	1.30%
Fee Waiver1,[2]	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	0.80%	0.72%	1.05%	1.17%
[1]	The Adviser has contractually agreed to waive a portion of its management fee such that the Fund’s operating expenses, excluding interest expense(if any), are limited to 0.80%, 0.72%, 1.05% and 1.17% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively, through February 29, 2020. Only the Fund’s Board of Trustees may modify or terminate this agreement.
[2]	Restated to reflect current fees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	$ 82	$276	$495	$1,125
Retirement	$ 74	$251	$452	$1,030
Administrative	$107	$355	$630	$1,414
Investor	$119	$392	$694	$1,550
Investors Should Retain This Supplement For Future Reference
S0822B.P.IG